Exhibit 99.2

O-I Fourth Quarter and Full Year 2015 Earnings Presentation February 9, 2016

Safe harbor comments Regulation G The information presented here regarding adjusted EPS relates to net earnings from continuing operations attributable to the Company (exclusive of items management considers not representative of ongoing operations) divided by weighted average shares outstanding (diluted) and does not conform to U.S. generally accepted accounting principles (GAAP). In addition, the information presented here regarding EBITDA is not a defined term under GAAP. Non-GAAP measures should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included these non-GAAP measures to assist in understanding the comparability of results of ongoing operations. Further, the information presented here regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. These non-GAAP financial measures are presented on a forward-looking basis and certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis. These factors include items that may be material, such as future asbestos-related charges and restructuring and asset impairment and other related charges. Forward Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company's ability to integrate the Vitro Business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro Business to operate as currently operated, and to realize the expected synergies from the Vitro Acquisition, (2) risks related to the impact of integration of the Vitro Acquisition on earnings and cash flow, (3) risks associated with the significant transaction costs and additional indebtedness that the Company incurred in financing the Vitro Acquisition, (4) the Company's ability to realize expected growth opportunities and cost savings from the Vitro Acquisition, (5) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (6) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (7) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (8) consumer preferences for alternative forms of packaging, (9) cost and availability of raw materials, labor, energy and transportation, (10) the Company's ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (11) consolidation among competitors and customers, (12) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (13) unanticipated expenditures with respect to environmental, safety and health laws, (14) the Company's ability to further develop its sales, marketing and product development capabilities, and (15) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company's operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, any subsequently filed Quarterly Report on Form 10-Q and the Company’s other filings with the SEC. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. 2

Adjusted EPS of $2.00, in line with guidance Free cash flow of $210 million Comparable to 2014 in constant currency Launching strategic initiatives; impacting now Successfully integrating acquired business Strong 4Q operations drive robust EBITDA margin Accretive to free cash flow in 4Q15 New global leadership team in place – the right capabilities to drive significant change, right now Deliver higher earnings and free cash flow Global focus on operational efficiencies and supply chain Achieve planned synergies from acquired business Invest selectively in organizational capabilities Use strong free cash flow to delever 3 2014 1 1 Prior year translated at 2015 exchange rates. See appendix for a reconciliation to adjusted earnings and constant currency for EPS and a reconciliation to free cash flow. Headlines 1 2014 2015 2016 $2.63 $2.07 $2.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 As Reported Constant Currency 2015 Adjusted EPS $329 $212 $210 $0 $50 $100 $150 $200 $250 $300 $350 As Reported Constant Currency 2015 Free Cash Flow

4 Market trends unchanged Mature markets: Stable demand trends, with pockets of growth Consumer tastes drive increased demand for craft and premium products Imports, particularly from Mexico, are the fastest growing segment of U.S. beer Emerging geographies: Modest growth expected, with some uncertainty Latin America still favorable Brazil macros limit growth prospects in near term Mexico and Andean region markets still growing Asia Pacific growth driven by China and Southeast Asia Impact on O-I Most O-I markets are solid, with no fundamental change in dynamics O-I investing in serving leading brands of U.S. beer imports Taking balanced approach to price-volume dynamics in Europe Uncertain demand in Brazil Continued growth in one-way premium glass for beer and non-beer categories

Progress on key initiatives 5 Stabilize, then selectively grow volumes Long-term contracts Europe North America Integrate sales and operations decision-making and execution More details coming at investor day on March 1, 2016 Elevate plant performance Concrete targets at all plants Plant Improvement Teams Focused engineering initiatives Improve global supply chain Procurement Planning and logistics 1 Based on internal measurement of operating efficiency 98 100 102 104 2012 2013 2014 2015 2016f Index Improving sales volumes Europe NA, excl. acq. 98 99 100 101 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Index 1Q14=100 Improving operating efficiency 1 Europe North America

4Q15 segment sales and operating profit 6 Note: Reportable segment data excludes the Company’s global equipment business Price on par with prior year 4Q Shipments up 14%; up 2% excluding acquisition Strengthening USD decreased sales by ~13% Segment Sales ($ Millions) 4Q14 as reported $1,591 Currency (200) 4Q14 at constant currency1 1,391 Price 5 Sales volume 21 Acquired business 197 4Q15 $1,614 Segment Operating Profit ($ Millions) 4Q14 as reported $180 Currency (34) 4Q14 at constant currency1 146 Price 5 Sales volume 8 Operating costs (5) Acquired business 32 4Q15 $186 Strong contribution from acquisition Currency headwinds Operating costs: Higher production volume mostly compensated for FX-induced inflation in LA and AP 1 Prior year translated at 4Q15 exchange rates

Improved segment operating profit more than offsets higher interest expense and taxes 4Q15 is a record 4th quarter adjusted EPS in recent history on a constant currency basis 4Q15 adjusted EPS bridge ($0.13) $0.19 ($0.14) $0.02 Currency headwind assumes 4Q15 exchange rates. See appendix for a reconciliation to adjusted earnings and constant currency for EPS. $0.46 $0.67 $0.40 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 4Q14 Segment Operating Profit Other Subtotal Interest and taxes Currency headwind 4Q15 Adjusted EPS

Continued favorable trends in asbestos Payments in 2015 were one-third lower than 2008 Average age of claimant is >80 years old Asbestos liability on balance sheet now represents a 4 year view1 In past years, balance sheet liability reflected a 3 year view1 4Q15 charge of $225 million is effectively for two years Average annual charge of $112.5 million for 2015 continues downward trend of annual charges Asbestos Payments 8 Asbestos Expense 1 year 2008 – 2014 annual charge represent 1 year of expense 2015 charge reflects 2 years of expense 1 Based on the Company’s ability to reasonably estimate probable losses for asbestos claims not yet asserted against the Company. $225M Add’l year $100 $120 $140 $160 $180 $200 $220 2008 2009 2010 2011 2012 2013 2014 2015 ($ millions) $0 $50 $100 $150 $200 $250 2008 2009 2010 2011 2012 2013 2014 2015 ($ millions)

2015 financial summary 9 1 See appendix for a reconciliation to adjusted earnings and constant currency for EPS. 2 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant and equipment. See appendix for free cash flow reconciliations. 3 As defined in the Company’s bank credit agreement. Reported Reported at 2015 Fx at 2015 Fx Capital Allocation Priorities Prudent investment in business Focus on deleveraging the balance sheet Target ~3 times net debt to EBITDA3 by 2018 Reported Reported at 2015 Fx at 2015 Fx $0.53 of FX translation $402M $0.56 of FX translation $ millions $105M of FX translation $117M of FX translation $210 $339 $329 $0 $100 $200 $300 $400 2013 2014 2015 $ Millions Free Cash Flow 2 $2.00 $2.72 $2.63 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2013 2014 2015 $ Millions Adjusted EPS 1 Capex Non - organic investments (e.g., JV with CBI) , $71 Share buybacks , $100 Dividends to minority partners , $22 Other , $17 Allocation of Cash from Continuing Operations

2016 business outlook Acquisition accretive and operations improve in largely stable macro environment 10 Europe Improving operational performance on largely stable sales volumes Price likely to cover cost inflation, after carryover headwind in 1Q16 North America Legacy: higher volume driven by long-term beer contract with CBI; improving operational performance Acquisition: full year (additional 8 months) of distribution business Latin America FX headwinds on translation and USD-priced raw materials Legacy: modestly lower volume mostly offset by cost containment Acquisition: full year results, plus uptick from new furnace in Mexico Asia Pacific Volume uptick from beer contract and Australian wine exports Headwinds from inflation and non-repeat of insurance benefit Segment Operating Profit Projecting 100+ bps margin expansion * 2015 translated at Dec. 31, 2015 exchange rates 2016 YoY change in segment operating profit on a constant currency basis*

Acquisition update: Strong underlying operations



Anticipated impact on segment operating profit in 2016
USD million
$200
$175
$150
$125
$100
$75
$50
$25
$0
$160
~$15
($15)
($18)
$140-$145
Yields ~$0.30 EPS¹
Yields ~$0.23 EPS¹
Estimate as of 3Q15 earnings call
Business performance
FX headwind
Incremental change in D&A
Current projection

- Strong business performance
- New Monterrey furnace to supply the fastest growing beer segment in the US
- Mexican peso devaluation
  - Impacts translation
  - Impacts USD-based costs
- D&A higher than initially expected
  - Valuation studies yield high value to strong and long customer relationships
- ~$0.23 EPS accretion in 2016

[1] Assumes 4.2% interest rate on purchase price and 30% tax rate.

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Acquisition expected to generate strong cash flow Acquisition contributed positive free cash flow generation in 4Q15 Expected cash flow1 generation of ~$85M in 2016, in line with expectations Capex reverts to a more normalized level of ~$65M Capex in 2015 was unusually high, driven by the construction of a new furnace in Monterrey Potential synergy opportunities in management of accounts receivable and accounts payable On track to deliver cash flow of $100M in 2018 Note: assumes 4.2% interest rate on purchase price, a 30% tax rate and an MXN rate of 17.25. 1 Cash flow excludes VAT refund expected during 2016.

2016 non-operational outlook 13 Corporate expense expected to be substantially lower than average of prior years However, 2015 benefited from currency hedges, sales of machine parts and reduced management incentive compensation Higher expected interest expense driven by acquisition debt Tax rate1 expected to be in the range of 26-28% Mexican statutory tax rate 30% Geographic mix of earnings 1 Exclusive of items management considers not representative of ongoing operations $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016e $ Millions Net Interest Expense 1 $0 $20 $40 $60 $80 $100 $120 2012 2013 2014 2015 2016e $ Millions Corporate Expense

Higher adjusted EPS expected in 2016 $0.20 – $0.25 (~0.05 ) (~0.25) (~0.08) ~0.30 $2.00 $2.10- $2.25 $2.45- $2.60 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2015 Legacy segment operating profit in constant currency Acquisition excl. incremental D&A Corporate/ interest/ taxes 2016f "Controllable" Acquisition - incremental D&A FX impact on translation and inflation 2016f Adjusted EPS

1Q16 adjusted EPS guidance

Guidance modestly up since December

O-I: GLASS IS LIFE

	1Q15 Adjusted EPS	**$0.44**	
	Currency Impact	($0.08)	Assumptions:[1] EUR = 1.10; BRL = 4.00; COP = 3,200; AUD= 0.73; MXN = 17.25
	1Q15 Adjusted EPS – Constant Currency	**$0.36**	
On a constant currency basis[1]	Europe	▼	▪ Carryover pricing pressure; improving operations
	North America	▲	▪ Legacy: positive momentum in operations ▪ Acquisition: uptick from distribution business
	Latin America	▲	▪ Legacy: low single-digit decline in demand, plus FX inflation ▪ Acquisition: continued strong financial contribution
	Asia Pacific	↔	▪ Higher sales volume offset by FX cost inflation and temporary production downtime
	Segment Operating Profit	▲	
	Corporate and Other Costs	▼	▪ Corporate of ~$24M ▪ Acquisition increases interest expense and tax rate
	1Q16 Adjusted EPS	**$0.37-$0.42**	▪ Higher adjusted EPS on a constant currency basis

[1] Prior year translated at 2016 budget exchange rates, which approximate year-end 2015 exchange rates.

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16 2016 free cash flow expected to be ~$280M * Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant and equipment. See appendix for free cash flow reconciliations. ** Working capital includes an approximate $135M expected VAT refund from the acquired business Note: Based on year-end 2015 exchange rates. ~$280M $210M $0 $50 $100 $150 $200 $250 $300 $350 $400 2015 EBITDA Working Capital** Capex + Restructuring Legacy Liabilities Interest and taxes Other 2016f Free Cash Flow *

Capital structure review Deleveraging remains the key priority for use of FCF 17 Total debt $5.6B at year-end 2015 Acquisition funding of $2.25B at ~4.2% blended interest rate Repaid remaining 7.375% senior notes due in 2016 Leverage ratio of 4.0 times at 12/31/15 Negotiated more flexible leverage ratio covenant in light of volatile FX environment 5 times net debt to EBITDA through 3Q16 Then 4.5 times through 3Q17 Clear capital allocation priorities Focus on deleveraging Target ~3 times leverage ratio by 2018 Expected allocation of cash flow in 2016 Cash flow from Operations ~$730M Capex ~($450M) Free Cash Flow ~$280M Investment in JV with CBI ~($80M) Non-controlling interests ~($20M) Net debt reduction ~$180M

Q&A 18

Appendix 19

Full year Adjusted EPS bridge 20 Full Year Adjusted EPS 2014 Adjusted EPS $2.63 Currency (0.56) 2014 Adjusted EPS at constant currency1 2.07 Segment operating profit (0.11) Retained corporate costs 0.13 Net interest expense (0.06) Effective tax rate (0.06) Noncontrolling interests (0.02) Share count reduction 0.05 Total reconciling items (0.07) 2015 Adjusted EPS $2.00 1 Prior year translated at 2015 exchange rates. See appendix for a reconciliation to adjusted earnings and constant currency for EPS.

4Q regional segment operating profit 21 1 Prior year translated at 4Q15 exchange rates 2014 2014 2014 2014 1 1 1 1 $53 $44 $28 $0 $20 $40 $60 As Reported Constant Currency 2015 Europe $72 $52 $75 $0 $20 $40 $60 $80 As Reported Constant Currency 2015 Latin America $26 $25 $51 $0 $20 $40 $60 As Reported Constant Currency 2015 North America $29 $25 $32 $0 $10 $20 $30 $40 As Reported Constant Currency 2015 Asia Pacific

22 1 Prior year translated at 2015 exchange rates 2014 2014 2014 2014 1 1 1 1 Full year regional segment operating profit $353 $290 $209 $0 $100 $200 $300 $400 As Reported Constant Currency 2015 Europe $227 $169 $183 $0 $100 $200 $300 As Reported Constant Currency 2015 Latin America $240 $237 $265 $0 $100 $200 $300 As Reported Constant Currency 2015 North America $88 $71 $83 $0 $25 $50 $75 $100 As Reported Constant Currency 2015 Asia Pacific

Pension 23 1 Related to the “amortization of actuarial loss” component of pension expense, which may be excluded in certain non-GAAP pension accounting methods Sustained non cash pension expense1 reduces EPS by ~$0.50 In 2015, pension contributions were ~$10M lower than prior year Modest uptick in pension contributions in 2016 due to waning benefit from prior discretionary payments (e.g., in 2012) Management endeavors to reduce risk profile of pension liabilities over time 0 50 100 150 200 250 2012 2013 2014 2015 2016e $ Millions Pension Contributions 0 20 40 60 80 100 120 2012 2013 2014 2015 2016e $ Millions Pension Expense

4Q price, volume and currency impact on reportable segment sales 24 1 Reportable segment sales exclude the Company’s global equipment business $ Millions Europe North America Latin America Asia Pacific Total1 4Q14 Segment Sales $589 $460 $333 $209 $1,591 Currency (71) (7) (93) (29) (200) 4Q14 at constant currency 518 453 240 180 1,391 Price (7) (2) 15 (1) 5 Volume (excl. acquisition) 4 7 (4) 14 21 Acquisition - 61 136 - 197 Total reconciling (3) 66 147 13 223 4Q15 Segment Sales $515 $519 $387 $193 $1,614

Full year price, volume and currency impact on reportable segment sales 25 1 Reportable segment sales exclude the Company’s global equipment business $ Millions Europe North America Latin America Asia Pacific Total1 FY14 Segment Sales $2,794 $2,003 $1,159 $793 $6,749 Currency (445) (26) (293) (117) (881) FY14 at constant currency 2,349 1,977 866 676 5,868 Price (34) (14) 65 2 19 Volume (excl. acquisition) 9 (4) (45) (7) (47) Acquisition - 80 178 - 258 Total reconciling (25) 62 198 (5) 230 FY15 Segment Sales $2,324 $2,039 $1,064 $671 $6,098

Reconciliation to adjusted earnings and constant currency

The reconciliation below describes the items that management considers not representative of ongoing operations.

(Dollars in millions, except per share amounts)	Three months ended December 31		Year ended December 31		
	2015	2014	2015	2014	2013
Earnings(loss) from continuing operations attributable to the Company	$ (201)	$ (199)	$ (70)	$ 98	$ 202
Items impacting cost of goods sold:					
Acquisition-related fair value inventory adjustments	12		22		
Pension settlement charges		50		50	
Restructuring, asset impairment and related charges				8	
Items impacting selling administrative expense					
Pension settlement charges		15		15	
Items impacting equity earnings			5	5	
Items impacting other expense, net:					
Charges for asbestos related costs	225	135	225	135	145
Restructuring, asset impairment and related charges	11	7	75	78	119
Acquisition-related fair value intangible adjustments	10		10		
Strategic transaction costs	4		23		
Non-income tax charge		69		69	
Items impacting interest expense:					
Charges for note repurchase premiums and write-off of finance fees		20	42	20	11
Items impacting income tax:					
Net benefit for income tax on items above	(5)	(14)	(15)	(34)	(14)
Net expense (benefit) for certain tax adjustments	8	(8)	8	(8)	
Items impacting net earnings (loss) attributable to noncontrolling interests:					
Net impact of noncontrolling interests on items above					(13)
Total adjusting items	265	274	395	338	248
Adjusted earnings	$ 64	$ 75	$ 325	$ 436	$ 450
Currency effect on earnings (2013 and 2014 only)[1]		$ (22)		$ (92)	$ (87)
Earnings on a constant currency basis (2013 and 2014 only)		$ 53		$ 344	$ 363
Diluted average shares (thousands)	160,827	164,422	161,169	166,047	165,828
Earnings (loss) per share from continuing operations (diluted)	$ (1.25)	$ (1.20)	$ (0.44)	$ 0.59	$ 1.22
Adjusted earnings per share [2]	$ 0.40	$ 0.46	$ 2.00	$ 2.63	$ 2.72
Adjusted earnings per share on a constant currency basis		$ 0.32		$ 2.07	$ 2.19

(1) Currency effect on earnings determined by using month-end foreign currency exchange rates in the three and twelve month periods ended December 31, 2015, to translate the local currency results for the same periods in 2013 and 2014.

(2) For adjusted earnings per share, the diluted average shares (in thousands) are 161,733 and 162,135 for the three months and year ended December 31, 2015, respectively.

26

Reconciliation to free cash flow 27 (1) Currency effect on free cash flow determined by using month-end foreign currency exchange rates in 2015 to translate the local currency results for the same periods in 2013 and 2014. Reconciliation to Free Cash Flow $ Millions Year ended December 31 2015 2014 2013 2012 2011 2010 Cash provided by continuing operating activities $ 612 $ 698 $ 700 $ 580 $ 505 $ 600 Additions to property, plant and equipment (402) (369) (361) (290) (285) (500) Free cash flow $ 210 $ 329 $ 339 $ 290 $ 220 $ 100 Currency effect on free cash flow (2013 and 2014 only) (1) (117) (105) Free cash flow on a constant currency basis $ 212 $ 234

Leverage ratio Reconciliations of adjusted EBITDA and net debt 28 1 Based on historical EBITDA of acquired entities and for those periods not already included in net earnings from continuing operations $ 5,174 $ 2,948 $ 3,184 $ 5,589

Reconciliation of segment operating profit 29 Note: Reportable segment data excludes the Company’s global equipment business 1 Prior year translated at 2015 exchange rates $ Millions 4Q Full Year 4Q14 Segment Operating Profit $180 2014 Segment Operating Profit $908 Currency (34) Currency (141) 4Q14 at constant currency1 146 2014 at constant currency1 767 Price 5 Price 19 Sales volume (excl. acquisition) 8 Sales volume (excl. acquisition) (8) Operating costs (5) Operating costs (84) Acquisition 32 Acquisition 46 Total reconciling 40 Total reconciling (27) 4Q15 Segment Operating Profit $186 2015 Segment Operating Profit $740

Estimated impact from currency rate changes 30 Translation impact on EPS from a 10% change compared with the U.S. dollar Currency Approximate EPS impact Euro $0.10 Mexican peso $0.07 Brazilian real $0.05 Colombian peso $0.03 Australian dollar + New Zealand dollar $0.05